Exhibit 99.4 Investor Day 2019 More value, driven by insights Scott Peters| Head of Consumer Bank

Scott Peters Head of Consumer Banking Group Scott Peters serves as the head of Regions Consumer Banking Group, which is  comprised of the Retail Bank, Mortgage, and Indirect Lending and Partnerships.  These business lines include Branch Bankers and Retail Leadership; Mortgage  Sales; Indirect Auto Lending; Consumer Indirect Lending Partnerships; Consumer  Deposit and Loan Product Management; and Consumer Strategy.  He is a  member of the bank’s Executive Leadership Team.  Prior to joining Regions in 2004, Peters served as executive vice president of  Fidelity Personal Investments, with segment management responsibility for 2.6  million households, $1.05 billion in revenues, and $230 billion in assets under  management. He joined Fidelity in 1998 from KeyBank, where he served as  director of Mass Market Retail Banking and was responsible for the bank’s 2,500  branch‐based retail sales people. He began his banking career with Citibank,  where he opened and managed a de novo branch, ultimately serving as director  of U.S. Core Product Marketing. In that role, he was responsible for all aspects of  consumer credit and deposit product marketing and product development for  Citibank’s U.S. retail bank. Peters holds a bachelor’s of science degree in Marketing from the University of  Connecticut. He currently serves on the board of the Bank Administration  Institute and the Consumer Bankers Association. INVESTOR DAY 2019 | Consumer Bank | 2

Key takeaways Consumer Bank Leveraging SUPERLATIVE SERVICE QUALITY, loyalty,  1 brand, and primacy Investing in OMNI‐CHANNEL to drive customer  2 satisfaction, efficiency, and effectiveness Utilizing STRONG ANALYTICS for smart targeting,  3 execution and resource allocation Use operating advantage to GROW MORTGAGE  4 share and relationships INVESTOR DAY 2019 | Consumer Bank | 3

Consumer Bank overview • 86% of Consumer pre‐tax income Pre‐tax pre‐provision income contribution • Revenue $2.9B • 4.3M Retail Households • 370K Small Business Households Retail Bank • 1,454 Branches • ~9,600 Associates • 12% of Consumer pre‐tax income • Revenue $354M • Loans $14.0B Mortgage Origination  • Total servicing portfolio $50B & Servicing • ~675 MLOs • 2% of Consumer pre‐tax income • Revenue $182M Consumer 53% Corporate 40% Wealth 7% • Avg. loans $4.3B (excl. 3rd party auto) Indirect Lending • Indirect auto; Third‐party lending Overview | Strengths | Growth Strategies Note: Full year 2018 INVESTOR DAY 2019 | Consumer Bank | 4

Consumer banking loans and deposits overview Total company deposit balances Total company loan balances Consumer 61% Consumer 39% Corporate 28% Corporate 58% $94B $81B Wealth 9% Wealth 3% Other 2% Consumer deposit balances by type Consumer loan balances by type Interest‐Free 33% Residential 1st Mortgage 44% Interest‐bearing 15% Home Equity 27% $58B Savings 15% $32B Indirect‐vehicles 10% Indirect‐other consumer 6% Money Market 28% Credit Card 4% Time 9% Other Consumer 9% Overview | Strengths | Growth Strategies Note: Balances full year average 2018 INVESTOR DAY 2019 | Consumer Bank | 5

Focused on risk‐adjusted returns and concentration limits Prudent lending based on risk and relationship profitability Indirect Lending Consumer Real Estate • Optimizing capital by exiting less profitable  • Price competitively to grow share while maintaining  businesses proper returns • Exited third‐party vehicle arrangement ‐ 2016 • Incorporate risk criteria in MSR acquisition strategy • Exited dealer indirect ‐ 2019 • Relationship focused ‐ no correspondent lending, only  • Managing concentration limits on unsecured third‐ retail, delivers higher return party loans Credit Card Direct Lending • Relationship focused as 80% of credit card customers  • Utilize dynamic pricing strategy to grow while  also have deposit account  ensuring acceptable returns • Continue growth of spend and balances using unique  propositions to deliver attractive risk‐adjusted returns Overview | Strengths | Growth Strategies INVESTOR DAY 2019 | Consumer Bank | 6

Consumer Bank Strengths INVESTOR DAY 2019 | Consumer Bank | 7

Unique opportunity for stability and growth High share, core markets provide stability • Strong share in core, stable,  midsize markets • Population more than 130M(1) • More than 1/3rd of U.S.  • Over 50M(1) households • Strong market share: AL, GA, MS, TN, AR, LA, & FL • Ranked 3rd or better in deposits in  13 of our Top 25 MSAs(2) • Revenue from core market states  grew 3 year CAGR of 3.5% Overview | Strengths | Growth Strategies (1) US Census population and Households for Regions’ 15 states  (2) Source: SNL Financial INVESTOR DAY 2019 | Consumer Bank | 8

Unique opportunity for stability and growth Large, attractive markets for growth Market  Other Growing Market  Investments Opportunities • Growing presence in large,  Dallas dense, and fast growing  Atlanta Houston Miami markets Orlando Jacksonville • Population growth >40%  Tampa Nashville higher than the rest of the US(1) St. Louis Austin • Diverse industries and  New Orleans Charlotte economic base  Raleigh • Footprint includes 24 of the 50  fastest growing MSAs(2) Overview | Strengths | Growth Strategies (1) US Census. Regions growth 1.01%, U.S. growth .70% (2) US Census. MSAs with >500K in population and >1.02% annual population growth. INVESTOR DAY 2019 | Consumer Bank | 9

SM ‐ a unique team based approach focused on  customer needs 2018 Profitability Impact • 3.5% YoY in                   SM relationships, our most  valuable customers who generate 140% more  revenue • 70% of sales are to existing customers Referrals • Branch Contact  Mortgage Branches generated 150K referrals resulting in  Center $170M revenue in 2018 • SM 30% of mortgage loans booked originate from  branch referrals • 40%+ of new mortgage customers also open a  checking account • Investment Services receives 70K referrals from  branches • 80%+ of Investment Services customers have a  Wealth Management Corporate Bank Financial Education consumer relationship Overview | Strengths | Growth Strategies INVESTOR DAY 2019 | Consumer Bank | 10

Strong brand favorability and loyalty • High brand favorability & top decile  loyalty scores(1) • >60% of consumer deposits are held by  customers who have banked with  Regions for over 10 years • 75% of customers are likely to refer  friends and family • 6 consecutive years of strong checking  growth with 9% cumulative growth • Strong growth in younger  demographics as ~50% of new checking  customers are under 30 years old Overview | Strengths | Growth Strategies (1) Based on Psyma research 4Q18. INVESTOR DAY 2019 | Consumer Bank | 11

External validation confirms our approach is working Among the top 2 Traditional  #1 among all  #1 among all traditional  Banks and Top 10% of all US  measured banks in  banks for customer  companies (+300) for  the 2017 ACSI Retail  experience & loyalty  Experience and Trust (2018) Banking Study (2018) Overview | Strengths | Growth Strategies INVESTOR DAY 2019 | Consumer Bank | 12

Industry leading customer primacy • Top ranked debit card  performance(1) • Primary relationships comprise  >90% of checking accounts and  half of all consumer deposits(2) • Stable and lower cost deposits • Retain >90% of operational  accounts of rate sensitive  customers Overview | Strengths | Growth Strategies (1) Visa Power Scores  (2) ) High quality and primary account estimates are based on multiple individual account  behaviors and activities (e.g. balances and transaction levels).  INVESTOR DAY 2019 | Consumer Bank | 13

Solid low cost deposit base Prudently managed deposit cost Consumer Deposit Cost • Consumer deposits represent 61%  15bps 16bps of Regions’ total deposits 13bps 14bps • Favorable mix of low cost deposits  • 33% non‐interest bearing 2015 2016 2017 2018 • Among the lowest deposit cost vs.  Consumer Deposits peers  ($ in billions; Avg. balances) • Half of peer average $56.8  $57.6  $54.6  • Maintained stable and low deposit  $52.2  betas through the cycle 2015 2016 2017 2018 Overview | Strengths | Growth Strategies INVESTOR DAY 2019 | Consumer Bank | 14

Relationship focused card & payment offerings with leading customer engagement

GENERATING
Consistent Sustainable
Long-term Performance

- #1 debit card portfolio amongst all Visa Issuers
- Credit spend and balances growing faster than the industry over last 3 years
- Early participant in Apple®, Samsung® & Android Pay™ along with Zelle® P2P payment platform
- LockIt® feature delivers industry leading digital card control capabilities
- Real time fraud alerts providing increased cardholder security



Regions Visa® Credit Cards:
You'll think we made one just for you. Because we did.
VISA

Credit Card Spend



CAGR +12%
2015
2018

Credit Card Balances



CAGR +9%
2015
2018

Consumer Card & ATM Fees



CAGR +5%
2015
2018
Checkcard/ATM
Credit Card

Credit Card Profitability



CAGR +14%
2015
2018

Overview | Strengths | Growth Strategies

REGIONS INVESTOR DAY 2019 | Consumer Bank | 15

Consumer Bank Growth Strategies INVESTOR DAY 2019 | Consumer Bank | 16

Leveraging data and analytics Understanding our customers is core to our strategy • Omni‐channel approach provides proactive  guidance and meets customer needs while  improving efficiency • Utilize geospatial analytics to drive market  strategies, De Novos, and consolidations • Proactive guidance driven by sophisticated  models with machine learning to identify,  prioritize and continuously improve analytics • Use advanced analytics to improve quality  and speed of credit decisions and monitoring Overview | Strengths |     Growth Strategies INVESTOR DAY 2019 | Consumer Bank | 17

Creating a value‐added omni‐channel experience Delivering across all channels • 60%+ of checking customers use multiple  channels • Automated channels account for 90% of  all customer interactions • 11% YoY digital channel growth while  certified bankers deliver higher value  interactions  • Branches produce 80% of all sales  • Thin network strategy and a robust digital  offering provides efficiencies, higher  satisfaction and revenue Overview | Strengths |     Growth Strategies INVESTOR DAY 2019 | Consumer Bank | 18

Always on: Next‐Best‐Actions (NBA) drive timely and  relevant customer offers in all channels Data Inputs Always On Outputs Delivery Methods ROSIE:  Transactions Branch & ATM Demo‐ Internet  Regions  graphics Behavior Optimal  Online & Mobile Financial  Solutions  Goals Next Best Action Product  Products Intelligence  Inquiries Contact Center Engine Marketing  Response Regions  Direct Marketing Satisfaction  Website  & Loyalty Behavior Segment Digital Media Overview | Strengths |     Growth Strategies INVESTOR DAY 2019 | Consumer Bank | 19

Operationalizing data & analytics What does it really mean? Better and more timely leads, offers and intercepts Increased sales, retention and revenue Continuous improvement Prioritizing best opportunity for proactive resources Overview | Strengths |     Growth Strategies INVESTOR DAY 2019 | Consumer Bank | 20

Thin network strategy Provides exposure in the right places • Digital behaviors and analytics allow  us to be relevant with a thin network • From beginning of 2014 to 2021,  expect decreased branch count by  ~16% and increased branch trade area  population by >10% • Continued consolidation of proximal  and non‐strategic locations • Increasing presence in large fast  growing markets – Houston, Atlanta,  Orlando, St. Louis & Tampa Overview | Strengths |     Growth Strategies INVESTOR DAY 2019 | Consumer Bank | 21

Optimizing the branch network Consolidations funding growth initiatives Cumulative branch consolidations and de novos Over the last five years Consolidations • Consolidated 284 branches since  De Novos 2014 while opening 33 branches  with most being in 2018 Forward strategies 2014 2015 2016 2017 2018 2019 2020 2021 • Further reduce branch count by  Branch count ~25 by 2021 with ~100 closures(1) and ~75 De Novos(1) ‐16% • Continue to optimize core market  distribution network with de novo  infills and 2 for 1 consolidations 2013 2014 2015 2016 2017 2018 2019 2020 2021 Overview | Strengths |     Growth Strategies (1) Not all locations have been identified INVESTOR DAY 2019 | Consumer Bank | 22

Transforming the retail network Opportunity for significant improvement in growth & profitability Revenue Per Branch Consumer Efficiency Ratio ($ in millions) • Strengthened trade areas – 500  bps 400  growth rates, density, income,  13% $2.6 bps 30% $2.3  65% home value, businesses  $1.8  60% 56% • Grew checking accounts ~1.5% 2014 2018 2021 2014 2018 2021 annually through transformation  Branch Staff Population (‘14‐’18) (in millions) ‐21% 11,156 +10% 54  • Delivered significant  9,063  8,853  50  improvement in revenue and  49  efficiency 2014* 2018 2021 2014* 2018 2021 Making Banking Easier and  Strengthened trade areas an  Consolidations lead to reduction important element of success Overview | Strengths |     Growth Strategies *Beginning of year INVESTOR DAY 2019 | Consumer Bank | 23

Analytics drive customized approach in opportunity  markets Reposition ST. LOUIS Optimize ATLANTA Trade area population  Will have 900K more  growth improved 190% people in trade area Build‐out HOUSTON Optimize ORLANDO  Will have 2.4M more  & TAMPA population in trade  Reduce 30+ branches  area while growing  population Overview | Strengths |     Growth Strategies Based on U.S. Census INVESTOR DAY 2019 | Consumer Bank | 24

Making banking easier for customers and associates More value, higher satisfaction, at lower cost More Value Over the last year • “Build Better Bankers” initiative increases knowledge of  Operational  Operational branch staff by improved training Tasks (Hours) Paper Usage • Utilizing analytics to provide proactive guidance • Free up associates for high value conversations ‐46% ‐64% Higher Satisfaction • Transitioned all branch staff to one banker job model that  establishes a career path • Shifted branch hours to meet customer demand without  Over the last four years increasing staff costs Branch  Banker  Lower Cost transactions  Interactions • New branch design with added technology for self‐service  migrated to  and easier migration to other channels alternate channels • Eliminated non‐value added processes through auto  +20% adjudication of loan applications 19% Overview | Strengths |     Growth Strategies INVESTOR DAY 2019 | Consumer Bank | 25

Continue to invest in digital Focus on high value Product innovation & delivery Instant issue  Proactive  Digital  Digital  debit &  Guidance Migration Payments credit card Automating  Rewards  Processes multiplier Digital credit & deposit availability Protecting our customers Real time  Agile  Digital  Card  Real Time  card pre‐ redesign of  Universal  Security Alerts approval account  Application opening Overview | Strengths |     Growth Strategies INVESTOR DAY 2019 | Consumer Bank | 26

Leverage operating advantage to grow mortgage share and relationships

GENERATING
Consistent Sustainable
Long-term Performance

Service Quality	Prime Portfolio	Delivery Efficiency	Mortgage Servicing	Highly Profitable
Industry leading service quality	80% purchase 766 Avg. FICO 59% current LTV	No correspondent lending	58% lower cost to service than industry average[4]	Sustained profitability through the cycle
Improved significantly in share of production within the industry[1]	Purchase volume +7% YTD vs -5% for peers[2]	44% lower origination and fulfillment cost than industry average[3]	$50B servicing portfolio with capacity to grow to $70B	Balanced servicing and origination with capacity

(1) Mortgage Finance Publications
(2) MGIC – 2018 through Sept
(3) Mortgage Bankers Association (2017)
(4) Mortgage Bankers Association (2H17-1H18)

Overview | Strengths | Growth Strategies

REGIONS INVESTOR DAY 2019 | Consumer Bank | 27

Leverage business advantage to grow mortgage  share and relationships • Investing in Mortgage Loan Officers and  growing direct‐to‐consumer • Leverage servicing efficiency and quality  to grow mortgage servicing rights and  origination / servicing contribution split • Drive growth through sophisticated  analytics that identify potential  mortgage customers  • Launched universal online application  that makes it easier and quicker for  customers to apply Overview | Strengths      Growth Strategies INVESTOR DAY 2019 | Consumer Bank | 28

Key takeaways Consumer Bank Leveraging SUPERLATIVE SERVICE QUALITY, loyalty, brand, and  1 primacy Investing in OMNI‐CHANNEL to drive customer satisfaction,  2 efficiency, and effectiveness Utilizing STRONG ANALYTICS for smart targeting, execution and  3 resource allocation Use operating advantage to GROW MORTGAGE share and  4 relationships Financial Expectations Efficiency Ratio 2018 2021 60% ~400 bps Improvement INVESTOR DAY 2019 | Consumer Bank | 29

Appendix INVESTOR DAY 2019 | Consumer Bank | 30

Consumer banking revenue overview Total Company Revenue Total Company Non‐Interest Income Consumer 58% Consumer 57% Commercial 33% Commercial 27% $5.8B $2.0B Wealth 9% Wealth 16% Consumer Total Revenue Consumer Non‐Interest Income Service Charges 49% Net Interest Income 66% Mortgage 12% $3.4B $1.1B Card & ATM 34% Non‐Interest Income 34% Other 5% Overview | Strengths | Growth Strategies Note: Full Year 2018 INVESTOR DAY 2019 | Consumer Bank | 31

Forward looking statements disclosure This presentation may include forward‐looking statements as defined in the Private Securities Litigation Reform Act of 1995, which reflect Regions’ current views with respect to future events and financial performance. Forward‐looking statements are not based on historical information, but rather are  related to future operations, strategies, financial results or other developments. Forward‐looking statements are based on management’s current expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those  statements are based on general assumptions and are subject to various risks, and because they also relate to the future they are likewise subject to inherent uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such  statements. Therefore, we caution you against relying on any of these forward‐looking statements. These risks, uncertainties and other factors include, but are not limited to, those described below: • Current and future economic and market conditions in the United States generally or in the communities we serve, including the effects of possible declines in property values, increases in unemployment rates and potential reductions of economic growth, which may adversely affect our  lending and other businesses and our financial results and conditions.  • Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, which could have a material adverse effect on our earnings. • Possible changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity. • Any impairment of our goodwill or other intangibles, any repricing of assets, or any adjustment of valuation allowances on our deferred tax assets due to changes in law, adverse changes in the economic environment, declining operations of the reporting unit or other factors. • The effect of changes in tax laws, including the effect of Tax Reform and any future interpretations of or amendments to Tax Reform, which may impact our earnings, capital ratios and our ability to return capital to stockholders. • Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and leases, including operating leases. • Changes in the speed of loan prepayments, loan origination and sale volumes, charge‐offs, loan loss provisions or actual loan losses where our allowance for loan losses may not be adequate to cover our eventual losses. • Possible acceleration of prepayments on mortgage‐backed securities due to low interest rates, and the related acceleration of premium amortization on those securities. • Loss of customer checking and savings account deposits as customers pursue other, higher‐yield investments, which could increase our funding costs. • Possible changes in consumer and business spending and saving habits and the related effect on our ability to increase assets and to attract deposits, which could adversely affect our net income. • Our ability to effectively compete with other traditional and non‐traditional financial services companies, some of whom possess greater financial resources than we do or are subject to different regulatory standards than we are. • Our inability to develop and gain acceptance from current and prospective customers for new products and services and the enhancement of existing products and services to meet customers’ needs and respond to emerging technological trends in a timely manner could have a negative  impact on our revenue. • Our inability to keep pace with technological changes could result in losing business to competitors. • Changes in laws and regulations affecting our businesses, including legislation and regulations relating to bank products and services, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self‐regulatory agencies, which could  require us to change certain business practices, increase compliance risk, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • Our ability to obtain a regulatory non‐objection (as part of the CCAR process or otherwise) to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or redeem preferred stock or  other regulatory capital instruments, may impact our ability to return capital to stockholders and market perceptions of us.  • Our ability to comply with stress testing and capital planning requirements (as part of the CCAR process or otherwise) may continue to require a significant investment of our managerial resources due to the importance and intensity of such tests and requirements. • Our ability to comply with applicable capital and liquidity requirements (including, among other things, the Basel III capital standards and the LCR rule), including our ability to generate capital internally or raise capital on favorable terms, and if we fail to meet requirements, our financial  condition could be negatively impacted. • The effects of any developments, changes or actions relating to any litigation or regulatory proceedings brought against us or any of our subsidiaries. • The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and  which may adversely affect our results.  • Our ability to manage fluctuations in the value of assets and liabilities and off‐balance sheet exposure so as to maintain sufficient capital and liquidity to support our business. • Our ability to execute on our strategic and operational plans, including our ability to fully realize the financial and non‐financial benefits relating to our strategic initiatives. • The risks and uncertainties related to our acquisition or divestiture of businesses. • The success of our marketing efforts in attracting and retaining customers. • Our ability to recruit and retain talented and experienced personnel to assist in the development, management and operation of our products and services may be affected by changes in laws and regulations in effect from time to time. • Fraud or misconduct by our customers, employees or business partners. • Any inaccurate or incomplete information provided to us by our customers or counterparties. • Inability of our framework to manage risks associated with our business such as credit risk and operational risk, including third‐party vendors and other service providers, which could, among other things, result in a breach of operating or security systems as a result of a cyber attack or similar  act or failure to deliver our services effectively.  • Dependence on key suppliers or vendors to obtain equipment and other supplies for our business on acceptable terms. • The inability of our internal controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts. • The effects of geopolitical instability, including wars, conflicts and terrorist attacks and the potential impact, directly or indirectly, on our businesses. • The effects of man‐made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes, and environmental damage, which may negatively affect our operations and/or our loan portfolios and increase our cost of conducting business. The severity and impact of future  earthquakes, fires, hurricanes, tornadoes, droughts, floods and other weather‐related events are difficult to predict and may be exacerbated by global climate change. • Changes in commodity market prices and conditions could adversely affect the cash flows of our borrowers operating in industries that are impacted by changes in commodity prices (including businesses indirectly impacted by commodities prices such as businesses that transport  commodities or manufacture equipment used in the production of commodities), which could impair their ability to service any loans outstanding to them and/or reduce demand for loans in those industries. INVESTOR DAY 2019 | Consumer Bank | 32

Forward looking statements disclosure (continued) • Our ability to identify and address cyber‐security risks such as data security breaches, malware, “denial of service” attacks, “hacking” and identity theft, a failure of which could disrupt our business and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary  information, disruption or damage to our systems, increased costs, losses, or adverse effects to our reputation.  • Our ability to realize our adjusted efficiency ratio target as part of our expense management initiatives. • Possible cessation or market replacement of LIBOR and the related effect on our LIBOR‐based financial products and contracts, including, but not limited to, hedging products, debt obligations, investments, and loans. • Possible downgrades in our credit ratings or outlook could increase the costs of funding from capital markets.  • The effects of a possible downgrade in the U.S. government’s sovereign credit rating or outlook, which could result in risks to us and general economic conditions that we are not able to predict. • The effects of problems encountered by other financial institutions that adversely affect us or the banking industry generally could require us to change certain business practices, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • The effects of the failure of any component of our business infrastructure provided by a third party could disrupt our businesses, result in the disclosure of and/or misuse of confidential information or proprietary information, increase our costs, negatively affect our reputation, and cause  losses.  • Our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends to stockholders. • Changes in accounting policies or procedures as may be required by the FASB or other regulatory agencies could materially affect our financial statements and how we report those results, and expectations and preliminary analyses relating to how such changes will affect our financial results  could prove incorrect. • Other risks identified from time to time in reports that we file with the SEC. • Fluctuations in the price of our common stock and inability to complete stock repurchases in the time frame and/or on the terms anticipated. • The effects of any damage to our reputation resulting from developments related to any of the items identified above. The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward‐Looking Statements” and “Risk Factors” of Regions’ Annual Report on Form 10‐K for the year ended December 31, 2018 as  filed with the SEC. The words "future," “anticipates,” "assumes,"  “intends,” “plans,” “seeks,” “believes,” "predicts," "potential," "objectives," “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” "would," “will,” “may,” “might,” “could,” “should,” “can,” and similar terms and expressions  often signify forward‐looking statements. You should not place undue reliance on any forward‐looking statements, which speak only as of the date made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible to predict all of them. We assume  no obligation and do not intend to update or revise any forward‐looking statements that are made from time to time, either as a result of future developments, new information or otherwise, except as may be required by law. Regions’ Investor Relations contact is Dana Nolan at (205) 264‐7040;  Regions’ Media contact is Evelyn Mitchell at (205) 264‐4551. INVESTOR DAY 2019 | Consumer Bank | 33